UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22472

(Investment Company Act File Number)

RiverNorth Opportunities Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of Principal Executive Offices)

Christopher A. Moore

RiverNorth Opportunities Fund, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

(303) 623-2577

(Registrant’s Telephone Number)

Date of Fiscal Year End: October 31

Date of Reporting Period: October 31, 2017

Item 1.	Reports to Shareholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

10.31.2017

RIVERNORTH®

Annual Report

RIVERNORTH OPPORTUNITIES FUND, INC.

RN

Section 19(b) Disclosure	October 31, 2017 (Unaudited)

The RiverNorth Opportunities Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with the Fund’s investment objectives and policies, to support a level monthly distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.21 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Plan at any time without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to the Additional Information section in this shareholder report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the RiverNorth Opportunities Fund’s website. www.rivernorthcef.com.

RiverNorth Opportunities Fund, Inc.	Table of Contents

Performance Overview	2
Statement of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Approval of Investment Advisory and Sub-Advisory Agreements	27
Dividend Reinvestment Plan	30
Report of Independent Registered Public Accounting Firm	32
Directors and Officers	33
Additional Information	40
Portfolio Holdings	40
Proxy Voting	40
Section 19(a) Notices	40
Shareholder Meeting Results	41
Unaudited Tax Information	41
Data Privacy Policies and Procedures	42
Custodian and Transfer Agent	42
Legal Counsel	42
Independent Registered Public Accounting Firm	42

RiverNorth Opportunities Fund, Inc.	Performance Overview

 October 31, 2017 (Unaudited)

INVESTMENT OBJECTIVE

RiverNorth Opportunities Fund, Inc.’s (the “Fund”) investment objective is total return consisting of capital appreciation and current income.

PERFORMANCE OVERVIEW

For the twelve month period ending October 31, 2017, the Fund returned 14.11% on a net asset value (“NAV”) basis and 14.63% on a market price basis. The S&P 500 Index returned 23.63% during the same period.

The Fund benefitted from its exposure to equity focused closed-end funds. While many of the equity focused closed-end funds failed to keep up with the S&P 500 Index on an NAV basis, significant discount narrowing caused many of the Fund’s equity holdings to meet or exceed the benchmark’s performance on a market price basis. In addition, several of the closed-end funds held in the Fund’s portfolio completed corporate actions during the year which generated positive alpha for the Fund.

The Fund’s exposure to fixed income closed-end funds detracted from performance relative to the benchmark. While these funds generally had positive NAV performance over the year and experienced discount narrowing, the returns for these funds trailed the S&P 500 Index. This is to be expected as most fixed income benchmarks saw their returns significantly lag the S&P 500 Index. Also, the Fund’s hedging through taking short positions in equity and credit focused exchange-traded funds (“ETFs”) detracted from performance, as both of these sectors posted positive returns over the period.

PERFORMANCE as of October 31, 2017

	CUMULATIVE	ANNUALIZED
TOTAL RETURNS(1)	6 Months	1 Year	Since Inception(2)
RiverNorth Opportunities Fund, Inc. - NAV(3)	3.14%	14.11%	15.03%
RiverNorth Opportunities Fund, Inc. - Market Price(4)	7.24%	14.63%	13.22%
S&P 500® Total Return Index	9.10%	23.63%	15.00%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on December 24, 2015.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (855)830-1222 or by visiting www.rivernorthcef.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

2	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Performance Overview

 October 31, 2017 (Unaudited)

Total annual expense ratio as a percentage of net assets attributable to common shares as of October 31, 2017, is 1.75% (excluding interest and dividend expense). Including interest and dividend expense, the expense ratio is 2.21%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. The Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from Net Investment income and Net Realized short-term Capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

S&P 500® Total Return Index - A market value weighted index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. This index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. This index reflects the effects of dividend reinvestment.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Annual Report | October 31, 2017	3

RiverNorth Opportunities Fund, Inc.	Performance Overview

 October 31, 2017 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: RIV) of $19.40 on December 24, 2015, and tracking its progress through October 31, 2017.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

ASSET ALLOCATION as of October 31, 2017^

^	Holdings are subject to change.
*	Represents securities sold short.
Percentages are based on total net assets of the Fund.

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RiverNorth Opportunities Fund, Inc.	Performance Overview

  October 31, 2017 (Unaudited)

TOP TEN HOLDINGS* as of October 31, 2017

% of Net Assets**
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	7.59%
Clough Global Opportunities Fund	6.20%
Prudential Global Short Duration High Yield Fund, Inc.	5.46%
Clough Global Equity Fund	4.46%
Nuveen Mortgage Opportunity Term Fund 2	3.73%
Delaware Enhanced Global Dividend & Income Fund	3.63%
Cornerstone Strategic Value Fund, Inc.	3.09%
NexPoint Credit Strategies Fund	3.05%
Managed Duration Investment Grade Municipal Fund	2.93%
Templeton Emerging Markets Income Fund	2.85%
42.99%

*	Holdings are subject to change and exclude cash equivalents. Only long positions are listed.
**	Percentages are based on total net assets, including securities sold short.

Annual Report | October 31, 2017	5

RiverNorth Opportunities Fund, Inc.	Statement of Investments

October 31, 2017

Description	Shares	Value (Note 2)
CLOSED-END FUNDS (63.80%)
Advent Claymore Convertible Securities and Income Fund	86,573	$1,392,960
Advent/Claymore Enhanced Growth & Income Fund	90,344	783,282
Alpine Total Dynamic Dividend Fund	206,794	1,865,282
Ares Dynamic Credit Allocation Fund, Inc.	39,987	657,786
BlackRock Debt Strategies Fund, Inc.	177,420	2,079,362
Clough Global Equity Fund(a)	250,883	3,427,062
Clough Global Opportunities Fund	417,506	4,767,919
Cornerstone Strategic Value Fund, Inc.	159,312	2,380,121
Cornerstone Total Return Fund, Inc.	51,094	754,147
Delaware Enhanced Global Dividend & Income Fund	237,447	2,792,377
Invesco High Income Trust II	99,584	1,487,785
Invesco Senior Income Trust	189,136	837,872
Kayne Anderson MLP Investment Co.	26,039	410,114
Lazard Global Total Return and Income Fund, Inc.	7,486	127,636
Lazard World Dividend & Income Fund, Inc.	125,568	1,403,850
Legg Mason BW Global Income Opportunities Fund, Inc.	105,005	1,365,065
Madison Covered Call & Equity Strategy Fund	152,989	1,179,545
Madison Strategic Sector Premium Fund	87,701	1,024,348
Managed Duration Investment Grade Municipal Fund	166,909	2,256,610
Morgan Stanley Emerging Markets Debt Fund, Inc.	69,921	704,804
NexPoint Credit Strategies Fund	98,976	2,343,752
Nuveen Credit Strategies Income Fund	88,872	742,081
Nuveen Mortgage Opportunity Term Fund 2	117,055	2,869,018
PIMCO Dynamic Credit Income Fund	14,900	338,677
Prudential Global Short Duration High Yield Fund, Inc.(a)	285,155	4,203,185
Prudential Short Duration High Yield Fund, Inc.	24,393	369,554
Royce Micro-Cap Trust, Inc.	48,341	452,955
Special Opportunities Fund, Inc.	19,486	309,438
Templeton Emerging Markets Income Fund	189,087	2,193,409
Virtus Total Return Fund, Inc.(a)	151,483	1,919,290
Western Asset Global High Income Fund, Inc.	75,554	772,917
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	77,171	867,402

TOTAL CLOSED-END FUNDS
(Cost $45,798,791)		49,079,605

BUSINESS DEVELOPMENT COMPANIES (5.44%)
American Capital Senior Floating, Ltd.	27,095	299,399
Ares Capital Corp.	44,647	717,924
FS Investment Corp.	2,759	21,658
Garrison Capital, Inc.	195,231	1,624,322
MVC Capital, Inc.	74,054	792,378
OHA Investment Corp.	601,728	704,022

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Statement of Investments

October 31, 2017

Description	Shares	Value (Note 2)
TCG BDC, Inc.	1,448	$26,846

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $5,488,976)		4,186,549

BUSINESS DEVELOPMENT COMPANY BONDS (5.70%)
Capitala Finance Corp., 5.75%, 5/31/2022	3,448	86,545
Harvest Capital Credit Corp., 6.13%, 9/15/2022	10,468	267,248
KCAP Financial, Inc., 6.13%, 9/30/2022	30,839	775,601
Stellus Capital Investment Corp., 5.75%, 9/15/2022	12,767	325,175
THL Credit, Inc., 6.75%, 12/30/2022	15,855	410,645
THL Credit, Inc., 6.75%, 11/15/2021	4,296	108,603
TICC Capital Corp., 6.50%, 3/30/2024	77,272	2,038,435
TriplePoint Venture Growth Corp., 5.75%, 7/15/2022(b)	14,634	375,801

TOTAL BUSINESS DEVELOPMENT COMPANY BONDS
(Cost $4,246,378)		4,388,053

SPECIAL PURPOSE ACQUISITION COMPANIES (4.61%)
Andina Acquisition Corp. II(b)	38,294	391,748
Atlantic Acquisition Corp.(b)(c)	16,904	165,828
Bison Capital Acquisition Corp.(b)	22,246	228,689
Black Ridge Acquisition Corp.(b)	32,819	313,750
CM Seven Star Acquisition Corp.(b)	32,478	325,105
Constellation Alpha Capital Co.(b)	15,886	154,491
Draper Oakwood Technology Acquisition, Inc., Class A(b)	13,212	129,478
Haymaker Acquisition Corp.(b)	21,694	217,048
Hennessy Capital Acquisition Corp. III(b)	29,724	291,295
Industrea Acquisition Corp., Class A(b)	16,655	161,887
KBL Merger Corp. IV(b)	20,375	198,554
Modern Media Acquisition Corp.(b)	20,850	203,913
National Energy Services Reunited Corp.(b)	20,850	203,288
Osprey Energy Acquisition Corp.(b)	19,348	186,224
Pensare Acquisition Corp.(b)	38,862	376,184

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $3,470,431)		3,547,482

RIGHTS (0.08%)
Atlantic Acquisition Corp., Expires 01/28/2019	16,904	9,551
Black Ridge Acquisition Corp., Expires 10/25/2022	32,819	9,846
Constellation Alpha Capital Co., Expires 03/23/2024	15,886	4,913
Draper Oakwood Technology Acquisition, Inc., Expires 09/30/2024	13,212	5,879
Gabelli Global Small and Mid Cap Value Trust, Strike Price $11.50, Expires 12/06/2017	134	48
KBL Merger Corp. IV, Expires 07/01/2023	20,375	6,214

See Notes to Financial Statements.

Annual Report | October 31, 2017	7

RiverNorth Opportunities Fund, Inc.	Statement of Investments

October 31, 2017

Description	Shares	Value (Note 2)
KKR Income Opportunities Fund, Strike Price $14.87, Expires 11/21/2017	90	$29
Modern Media Acquisition Corp., Expires 06/07/2022	20,850	8,340
Pensare Acquisition Corp., Expires 08/08/2022	38,862	15,933

TOTAL RIGHTS
(Cost $57,609)		60,753

WARRANTS (0.11%)
Black Ridge Acquisition Corp., Strike Price $11.50, Expires 10/25/2022	32,819	10,502
Constellation Alpha Capital Co., Strike Price $11.50, Expires 03/23/2024	15,886	3,848
Draper Oakwood Technology Acquisition, Inc., Strike Price $11.50, Expires 09/30/2024	6,606	5,083
Hennessy Capital Acquisition Corp. III, Strike Price $11.50, Expires 06/15/2024	22,293	18,280
I-AM Capital Acquisition Co., Strike Price $11.50, Expires 10/09/2022	16,748	4,690
Industrea Acquisition Corp., Strike Price $11.50, Expires 08/01/2024	16,655	6,995
KBL Merger Corp. IV, Strike Price $5.75, Expires 07/01/2023	20,375	4,075
Modern Media Acquisition Corp., Strike Price $11.50, Expires 06/07/2022	10,425	5,160
National Energy Services Reunited Corp., Strike Price $5.75, Expires 06/05/2022	20,850	10,425
Osprey Energy Acquisition Corp., Strike Price $11.50, Expires 08/15/2022	9,674	8,078
Pensare Acquisition Corp., Strike Price $11.50, Expires 08/08/2022	19,431	10,493

TOTAL WARRANTS
(Cost $85,246)		87,629

EXCHANGE-TRADED FUNDS (7.59%)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	57,300	5,836,005

TOTAL EXCHANGE-TRADED FUNDS
(Cost $5,827,500)		5,836,005

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Statement of Investments

October 31, 2017

	7-Day Yield	Shares	Value
SHORT-TERM INVESTMENTS (12.53%)
State Street Institutional Treasury Money Market Fund	0.930%	9,637,746	$9,637,746

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,637,746)			9,637,746

TOTAL INVESTMENTS (99.86%)
(Cost $74,612,677)			$76,823,822

Other Assets In Excess Of Liabilities (0.14%)(d)			103,172
NET ASSETS (100.00%)			$76,926,994

SCHEDULE OF SECURITIES SOLD SHORT Description	Shares	Value
EXCHANGE-TRADED FUNDS
SPDR® Bloomberg Barclays High Yield Bond ETF	(110,000)	$(4,096,400)
SPDR® S&P 500® ETF Trust	(38,591)	(9,923,676)

TOTAL EXCHANGE-TRADED FUNDS		(14,020,076)

TOTAL SECURITIES SOLD SHORT
(Proceeds $12,594,002)		$(14,020,076)

(a)	All or a portion of the security is pledged as collateral for securities sold short. As of October 31, 2017, the aggregate market value of those securities was $5,109,552 representing 6.64% of net assets.
(b)	Non-income producing security.
(c)	Security determined to be fair valued under the procedures approved by the Fund’s Board of Directors.
(d)	Includes cash, in the amount of $14,340,906 which is being held as collateral for securities sold short.

See Notes to Financial Statements.

Annual Report | October 31, 2017	9

RiverNorth Opportunities Fund, Inc.

Statement of Assets and Liabilities	October 31, 2017

ASSETS:
Investments, at value	$76,823,822
Deposit with broker for securities sold short*	14,340,906
Receivable for investments sold	80,752
Interest receivable	15,728
Dividends receivable	76,938
Deferred offering costs (Note 6)	149,565
Upfront fee	1,258
Prepaid and other assets	8,824
Total Assets	91,497,793

LIABILITIES:
Securities Sold Short (Proceeds $12,594,002)	14,020,076
Payable for investments purchased	210,540
Interest payable for borrowing	2,000
Payable to adviser	65,736
Payable to administrator	11,478
Accrued offering costs (Note 6)	149,565
Payable to transfer agent	4,024
Payable for director fees	31,039
Payable for custodian fees	3,702
Payable for professional fees	49,281
Payable for printing fees	16,221
Other payables	7,137
Total Liabilities	14,570,799
Net Assets	$76,926,994

NET ASSETS CONSIST OF:
Paid-in capital	$72,176,217
Distributions in excess of net investment income	(45,864)
Accumulated net realized gain	4,011,570
Net unrealized appreciation	785,071
Net Assets	$76,926,994

PRICING OF SHARES:
Net Assets	$76,926,994
Shares of common stock outstanding (37,500,000 of shares authorized, at $0.0001 par value per share)	3,755,304
Net asset value per share	$20.48

Cost of Investments	$74,612,677

*	Includes $1,203,758 of cash with the custodian for securities sold short.

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Statement of Operations

For the year ended October 31, 2017

INVESTMENT INCOME:
Interest	$84,774
Dividends	3,172,918
Total Investment Income	3,257,692

EXPENSES:
Investment advisory fees	768,097
Administration fees	118,368
Transfer agent fees	25,085
Dividend expense - short sales	314,308
Interest expense - borrowing	21,063
Cost of borrowing	13,741
Audit fees	24,000
Legal fees	172,346
Custodian fees	20,759
Director fees	141,218
Printing fees	13,827
Insurance fees	22,799
Other expenses	42,460
Total Expenses	1,698,071
Net Investment Income	1,559,621

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	7,981,591
Long-term capital gains from other investment companies	856,146
Net change in unrealized appreciation/(depreciation) on:
Investments	1,014,115
Securities sold short	(1,426,074)
Net change in unrealized appreciation/(depreciation)	(411,959)
Net Realized and Unrealized Gain on Investments	8,425,778
Net Increase in Net Assets Resulting from Operations	$9,985,399

See Notes to Financial Statements.

Annual Report | October 31, 2017	11

RiverNorth Opportunities Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Period December 24, 2015 (Commencement of Operations) to October 31, 2016
OPERATIONS:
Net investment income	$1,559,621	$2,563,412
Net realized gain	7,981,591	3,932,768
Long-term capital gains from other investment companies	856,146	1,821,535
Net change in unrealized appreciation/(depreciation)	(411,959)	1,197,030
Net increase in net assets resulting from operations	9,985,399	9,514,745

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,004,560)	(6,496,219)
From net realized gains	(5,092,757)	(1,682,509)
Net decrease in net assets from distributions to shareholders	(7,097,317)	(8,178,728)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs	–	72,599,794
Dividend Reinvestment	3,094	–
Net increase in net assets from capital share transactions	3,094	72,599,794

Net Increase in Net Assets	2,891,176	73,935,811

NET ASSETS:
Beginning of period	74,035,818	100,007
End of period (including distributions in excess of net investment income of $(45,864) and $–)	$76,926,994	$74,035,818

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	3,755,155	5,155
Shares issued in connection with initial public offering	–	3,750,000
Shares issued as reinvestment of dividends	149	–
Shares outstanding - end of period	3,755,304	3,755,155

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended October 31, 2017	For the Period December 24, 2015 (Commencement of Operations) to October 31, 2016
Net asset value - beginning of period	$19.72	$19.40
Income/(loss) from investment operations:
Net investment income(a)	0.42	0.68
Net realized and unrealized gain	2.23	1.86
Total income from investment operations	2.65	2.54

Less distributions to shareholders:
From net investment income	(0.53)	(1.73)
From net realized gains	(1.36)	(0.45)
Total distributions	(1.89)	(2.18)

Capital share transactions:
Common share offering costs charged to paid-in capital	–	(0.04)
Total capital share transactions	–	(0.04)

Net increase in net asset value	0.76	0.32
Net asset value - end of period	$20.48	$19.72
Market price - end of period	$20.50	$19.65

Total Return(b)	14.11%	13.67%
Total Return - Market Price(b)	14.63%	9.87%

Supplemental Data:
Net assets, end of period (in thousands)	$76,927	$74,036
Ratios to Average Net Assets (including short dividends and line of credit expense)
Total expenses	2.21%	1.69	%(c)
Net investment income	2.03%	4.03	%(c)
Ratios to Average Net Assets (excluding short dividends and line of credit expense)
Total expenses	1.75%	N/A
Net investment income	1.57%	N/A

Portfolio turnover rate	162%	113	%(d)

(a)	Calculated using average shares throughout the period.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.

See Notes to Financial Statements.

Annual Report | October 31, 2017	13

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

RiverNorth Opportunities Fund, Inc. (the “Fund”) is a Maryland corporation registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is total return consisting of capital appreciation and current income. The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds and exchange-traded funds (“ETFs”) and collectively, “Underlying Funds”. Underlying Funds also may include business development companies (“BDCs”). All Underlying Funds are registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund incurs higher and additional expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate. In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

The Fund may be converted to an open-end investment company at any time if approved by two-thirds of the entire Board of Directors (the “Board”) and at least two-thirds of the Fund’s total outstanding shares. If the Fund converted to an open-end investment company, it would be required to redeem all preferred stock of the Fund then outstanding (requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. The Board may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

The Fund’s Charter provides that, during calendar year 2021, the Fund will call a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company (such meeting date, as may be adjourned, the “Conversion Vote Date”). Such shareholder meeting may be adjourned or postponed in accordance with the By-Laws of the Fund to a date in calendar year 2021. A vote on such Conversion Vote Date to convert the Fund to an open-end management investment company under the Declaration requires approval by a majority of the Fund’s total outstanding shares. A majority is defined as greater than 50% of the Fund’s total outstanding shares. If approved by shareholders on the Conversion Vote Date, the Fund will seek to convert to an open-end management investment company within 12 months of such approval. If the requisite number of votes to convert the Fund to an open-end management investment company is not obtained on the Conversion Vote Date, the Fund will continue in operation as a closed-end management investment company.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds, but may engage in short sales for investment purposes. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may benefit from a short position when the shorted security decreases in value.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange

(“NYSE”) on October 31, 2017.

Portfolio Valuation: The net asset value per common share of the Fund is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board of Directors (the “Board”) has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Annual Report | October 31, 2017	15

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in/first-out cost basis method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2017:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$49,079,605	$–	$–	$49,079,605
Business Development Companies	4,186,549	–	–	4,186,549
Business Development Company Bonds	4,388,053	–	–	4,388,053
Special Purpose Acquisition Companies	2,262,913	1,284,569	–	3,547,482
Rights	44,988	15,765	–	60,753
Warrants	62,313	25,316	–	87,629
Exchange-Traded Funds	5,836,005	–	–	5,836,005
Short-Term Investments	9,637,746	–	–	9,637,746
Total	$75,498,172	$1,325,650	$–	$76,823,822
Other Financial Instruments Liabilities:
Securities Sold Short Exchange-Traded Funds	$(14,020,076)	$–	$–	$(14,020,076)
Total	$(14,020,076)	$–	$–	$(14,020,076)

The Fund recognizes transfers between levels as of the end of the period. For the year ended October 31, 2017, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value at any time during the fiscal year ended October 31, 2017.

Short Sale Risks: The Fund and the Underlying Funds may engage in short sales. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To establish a short position, a fund must first borrow the security from a broker or other institution. The fund may not always be able to borrow a security at a particular time or at an acceptable price. Accordingly, there is a risk that a fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons. After selling a borrowed security, a fund is obligated to “cover” the short sale by purchasing and returning the security to the lender at a later date. The Fund and the Underlying Funds cannot guarantee that the security will be available at an acceptable price. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.

Annual Report | October 31, 2017	17

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

Cash has been pledged as collateral for securities sold short and is included in the Deposit with broker for securities sold short on the Statement of Assets and Liabilities.

Special Purpose Acquisition Company Risk: The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

Rights and Warrants Risks: Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.

During the year ended October 31, 2017, the Fund invested in rights and warrants, which are disclosed in the Statement of Investments.

The effect of derivative instruments on the Statement of Assets and Liabilities for the year ended October 31, 2017:

	Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Rights)	Investments, at value	$60,753
Equity Contracts (Warrants)	Investments, at value	87,629
		$148,382

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Rights)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	(1,285)	3,144
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	–	2,383
Total		$(1,285)	$5,527

The Fund’s average value of rights and warrants held for the Fiscal Year Ended October 31, 2017 were $4,755 and $9,992 respectively.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained RiverNorth Capital Management LLC (“RiverNorth”) as the Fund’s sub-adviser and pays RiverNorth an annual fee of 0.85% based on the Fund’s average daily Managed Assets.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Managed Assets, as defined below, plus reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses.

The Fund pays no salaries or compensation to any of its interested Directors or its Officers. For their services, the four independent Directors of the Fund receive an annual retainer in the amount of $17,000, an additional $2,000 for attending each meeting of the Board and $1,000 for attending a special meeting of the Board. Effective August 1, 2017, the Independent Chairman receives an additional $10,000 annually. The independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

Annual Report | October 31, 2017	19

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

Certain Officers of the Fund are also officers of AAI and AFS. A Director is an officer of RiverNorth.

Managed Assets: For these purposes, the term Managed Assets is defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force.

The Fund may use leverage through borrowings or the issuance of preferred stock, in an aggregate amount of up to 15% of the Fund’s Managed Assets immediately after such borrowings or issuance. The Underlying Funds that the Fund invests in may also use leverage; provided, however, it is the intention of the Fund that the Fund’s direct use of leverage and the Fund’s overall exposure to leverage utilized by all the Underlying Funds will not exceed 33 1/3% of the Fund’s Managed Assets. The sub-adviser will assess whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. Leverage, if used, is expected to take the form of a borrowing or the issuance of preferred stock, although the Fund currently anticipates that leverage will initially be obtained through the use of bank borrowings or other similar term loans.

4. LEVERAGE

The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Fund may use leverage through borrowings or the issuance of preferred stock, in an aggregate amount of up to 15% of the Fund’s Managed Assets immediately after such borrowings or issuance. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). However, the Fund is not required to decrease its use of leverage if leverage exceeds 15%, but is less than 20% of the Fund’s Managed Assets due solely to changes in market conditions. Based on market conditions at the time, the Fund may instead use such leverage in amounts that represent less than 15% of the Fund’s Managed Assets. The Sub-adviser will assess whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. Leverage, if used, may take the form of a borrowing or the issuance of preferred stock, although the Fund currently anticipates that leverage will initially be obtained through the use of bank borrowings or other similar term loans. The Underlying Funds that the Fund invests in may also use leverage; provided, however, it is the intention of the Fund that the Fund’s direct use of leverage and the Fund’s overall exposure to leverage utilized by all the Underlying Funds will not exceed 33 1/3% of the Fund’s Managed Assets. To the extent that the Fund’s exposure to leverage utilized by all the Underlying Funds is

33 1/3% of the Fund’s Managed Assets, the Fund intends to not utilize leverage directly. The Fund’s intention to limit leverage is contingent upon the Sub-adviser’s ability to adequately determine an Underlying Fund’s current amount of leverage, which may be severely limited, and ultimately unsuccessful.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

If the net rate of return on the Fund’s investments purchased with the leverage proceeds exceeds the interest or dividend rate payable on the leverage, such excess earnings will be available to pay higher dividends to the Fund’s Common Shareholders. If the net rate of return on the Fund’s investments purchased with leverage proceeds does not exceed the costs of leverage, the return to Common Shareholders will be less than if leverage had not been used. The use of leverage magnifies gains and losses to Common Shareholders. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the shares of common stock than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund has entered into a $15,000,000 secured committed line of credit agreement with State Street Bank and Trust Company (“SSB”), which by its terms expires on November 29, 2017, subject to the restrictions and terms of the credit agreement. For borrowing under this credit agreement, the Fund will be charged either an interest rate of:

(1)	1.00% (per annum) plus the One-Month LIBOR (London Interbank Offered Rate)

or

(2)	as of any day, the higher of (a) 1.05% (per annum) plus the daily Federal Funds Rate as in effect on that day, and (b) 1.05% (per annum) plus the One-Month LIBOR as in effect on that day.

Borrowing under this credit agreement, the Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% per annum. Per the terms of the credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. During the year ended October 31, 2017, the Fund did not draw down on its credit line. Prior to submitting a request to borrow from the line of credit, the Fund will evaluate the economic suitability of the credit terms above.

5. DISTRIBUTIONS

The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board from time to time. In addition, the Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

Distributions to shareholders are recorded on ex-date.

Annual Report | October 31, 2017	21

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

On June 30, 2017 the Board approved the adoption of a managed distribution plan in accordance with AAI’s Section 19(b) exemptive order described below (the “Managed Distribution Plan”). Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will make regular monthly distributions, which may consist of long-term capital gains and/or return of capital in order to maintain the distribution rate. In accordance with the Managed Distribution Plan, beginning with its August 2017 distribution, the Fund made monthly distributions to common shareholders set initially at a fixed monthly rate of $0.21 per common share. For the period of November 2016 through July 2017, the Fund made regular monthly distributions of $0.14 per share.

The amount of the Fund's distributions pursuant to the Managed Distribution Plan are not related to the Fund's performance and, therefore, investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan. The Board may amend, suspend or terminate the Managed Distribution Plan at any time without notice to shareholders.

AAI has received an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to its stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). To the extent that the Fund relies on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, requires the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of the use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The amount treated as a return of capital will reduce a shareholder’s adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. There is no assurance that the Fund will continue to rely on the exemptive order in the future.

In addition to regular monthly distributions, for the first year following the completion of the Fund’s initial public offering, the Fund paid quarterly distributions (each, a “Contingent Quarterly Special Distribution”) to common shareholders. The date on which the amount of the Contingent Quarterly Special Distribution will be measured (each, a “Quarterly Special Distribution Measurement Date”) for the first Contingent Quarterly Special Distribution was March 15, 2016 and subsequent Quarterly Special Distribution Measurement Dates occurred every three months thereafter (a “Quarterly Special Distribution Period”) on the 15th day of each such month (or, if such date is not a business day, on the first business day thereafter) during the one-year period following the completion of the offering. The aggregate amount payable for each Quarterly Special Distribution Period was expected to be equal to 50% of the amount by which the net asset value of the Fund as of the applicable Quarterly Special Distribution Measurement Date (the “Measurement NAV”) exceeded the net asset value of the Fund as of the most recent prior Quarterly Special Distribution Measurement Date for which a Contingent Quarterly Special Distribution was paid (the “Benchmark NAV”). The calculation of the Measurement NAV and the Benchmark NAV were appropriately adjusted to reflect distributions paid or to be paid by the Fund. There can be no assurance that the net asset value of the Fund will increase or any Contingent Quarterly Special Distribution will be made by the Fund. The Board will review the Contingent Quarterly Special Distribution Program from time to time and may determine to modify, suspend or cancel the program. The Contingent Quarterly Special Distribution plan expired in December 2016. The Fund paid no Contingent Quarterly Special Distributions during the twelve months ended October 31, 2017.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

6. CAPITAL TRANSACTIONS

The Fund’s authorized capital stock consists of 37,500,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

Under the Fund’s Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. Also, the Fund’s Board, with the approval of a majority of the entire Board, but without any action by the stockholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

The Fund issued 3,755,155 common shares in its initial public offering on December 24, 2015. These common shares were issued at $20.00 per share before the underwriting discount of $0.60 per share. Offering costs of $150,206 (representing $0.04 per common share) were offset against proceeds of the offerings and have been charged to paid-in capital of the common shares. AAI and RiverNorth agreed to pay those offering costs of the Fund (other than the sales load) that exceeded $0.04 per common share.

On September 25, 2017, the Board approved the rights offering to participating shareholders of record as of October 12, 2017 (the “Record Date”) who were allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record Date Shareholders received one Right for each common share held on the Record Date. For every three Rights held, a holder of the Rights was entitled to buy one new common share of the Fund. Record Date Shareholders who fully exercised all Rights initially issued to them in the Primary Subscription were entitled to buy those common shares that were not purchased by other Record Date Shareholders. In addition, the Fund, in its sole discretion, elected to issue additional common shares in an amount of 25% of the common shares issued in the Primary Subscription (see Note 9).

Offering costs incurred as a result of the rights offering, through October 31, 2017, are approximately $149,565. Management estimates an additional $116,435 of costs expected to be incurred resulting in total offering costs of approximately $266,000. The Statement of Assets and Liabilities reflects the current offering costs of $149,565 as Deferred offering costs, which is primarily legal costs. These offering costs, as well as offering costs incurred subsequent to October 31, 2017, will be charged to paid-in-capital upon the exercise of the rights.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

Annual Report | October 31, 2017	23

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

7. PORTFOLIO INFORMATION

Purchases and Sales of Securities: For the year ended October 31, 2017, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $106,419,091 and $112,596,562, respectively.

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the periods ended October 31, 2017 and October 31, 2016 were as follows:

	For the Year Ended October 31, 2017	For the Period Ended October 31, 2016
Ordinary Income	$7,094,912	$6,496,219
Tax-Exempt Income	2,405	–
Long-Term Capital Gain	–	1,682,509
Total	$7,097,317	$8,178,728

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2017, certain differences were reclassified.

The reclassifications were as follows:

Paid-in capital	Accumulated net investment income	Accumulated net realized gain
$(526,462)	$399,075	$127,387

These differences are primarily attributed to the book/tax distribution difference.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,306,935
Accumulated Capital Gain	2,785,843
Unrealized Appreciation	684,562
Cumulative Effect of Other Timing Difference	(26,563)
Total	$4,750,777

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2017, was as follows:

Cost of investments for income tax purposes	$74,713,186
Gross appreciation on investments (excess of value over tax cost)(a)	3,693,588
Gross depreciation on investments (excess of tax cost over value)(a)	(3,009,026)
Net unrealized appreciation on investments	$684,562

(a)	Includes appreciation/(depreciation) on securities sold short.

The differences between book-basis and tax-basis are primarily due to wash sales, investments in passive foreign investment companies and tax treatment of certain other investments.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Fund’s financial statements. During the year, the Fund did not incur any interest or penalties. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

Annual Report | October 31, 2017	25

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

October 31, 2017

9. SUBSEQUENT EVENTS

Rights Offering

Subsequent to October 31, 2017, the Fund issued 1,564,710 new shares of common stock as a result of a rights offering which closed on November 9, 2017 (the “Expiration Date”). The subscription price of $19.54 per share was established on the Expiration Date, which represented 95% of the market price per share, based on the average of the last reported sales price on the NYSE for the five trading days preceding the Expiration Date.

Distributions

Subsequent to October 31, 2017, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
November 16, 2017	November 17, 2017	November 30, 2017	$0.210
December 14, 2017	December 15, 2017	December 28, 2017	$0.210

Line of Credit Agreement

Effective November 29, 2017; the Fund amended its $15,000,000 secured committed line of credit agreement with State Street Bank and Trust Company (“SSB”), which by its terms expires on November 28, 2018, subject to the restrictions and terms of the credit agreement. For borrowing under this credit agreement, the Fund will be charged either an interest rate of; (1) 1.00% (per annum) plus the One-Month LIBOR or (2) as of any day, the higher of (a) 1.05% (per annum) plus the daily Federal Funds Rate as in effect on that day, and (b) 1.05% (per annum) plus the One-Month LIBOR as in effect on that day. Borrowing under this credit agreement, the commitment fee on the daily unused loan balance of the line of credit accrues; (a) at all other times, as of any date upon which the loan balance equals or exceeds 75% of the commitment amount, 0.15% and as of any other date, 0.25%. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement.

26	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Approval of Investment Advisory and Sub-Advisory Agreements

October 31, 2017 (Unaudited)

At the September 25, 2017 meeting (“Meeting”) of the Board of Directors (the “Board” or the “Directors”) of RiverNorth Opportunities Fund, Inc. (the “Fund”), the Board, including those Directors who are not “interested persons” of the Fund (the “Independent Directors”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), renewed an Investment Advisory Agreement between the Fund and ALPS Advisors, Inc. (the “Adviser”), and an Investment Sub-Advisory Agreement, between the Adviser and RiverNorth Capital Management, LLC (“RiverNorth”), with respect to the Fund (collectively, the “Advisory Agreements”), upon the terms and conditions set forth therein.

The Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Directors’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement and the Sub-Advisory Agreement.

The Board considered factors including, (i) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser and the personnel providing those services; (ii) the costs of the services provided and profits realized by each of the Adviser (and its affiliates) and Rivernorth, from the relationship with the Fund; (iii) comparisons of services rendered to and fees paid by the Fund with the services provided by and the fees paid to other investment advisers and sub-advisers or the services provided to and the fees paid by other clients, if any, of the Adviser and Sub-Adviser; (iv) the extent to which economies of scale have been realized by the Adviser and Sub-Adviser and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (v) any benefits derived by each firm from the relationship with the Fund, such as soft-dollar arrangements or other benefits, direct or indirect. Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Directors in the executive session and at the Meeting in determining to approve the Advisory Agreements.

Nature, Extent, and Quality of Services. In examining the nature, extent and quality of the investment advisory services provided by the Adviser, the Directors considered the qualifications, experience and capability of the Adviser’s management and other personnel and the extent of care and conscientiousness with which the Adviser performs its duties. In this regard, the Directors considered, among other matters, the process by which the Adviser performs oversight of the Fund, including ongoing due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of RiverNorth. The Board noted that the Adviser’s continued reinvestment into the firm and its continued and grown strength in the compliance and oversight areas. The Board recognized the Adviser’s continued commitment to the Fund.

With respect to the nature, extent and quality of the services provided by RiverNorth, the Directors considered RiverNorth’s investment management process it uses in managing the assets of the Fund, including the experience and capability of RiverNorth’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Directors also considered the favorable assessment provided by the Adviser as to the nature and quality of the services provided by RiverNorth and the ability of RiverNorth to fulfill its contractual obligations. The Directors noted the strong partnership between the Adviser and RiverNorth and the synergies gained by the Fund through this partnership.

Annual Report | October 31, 2017	27

RiverNorth Opportunities Fund, Inc.	Approval of Investment Advisory and Sub-Advisory Agreements

October 31, 2017 (Unaudited)

Based on the totality of the information considered, the Directors concluded that the Fund has already, and was likely to continue to benefit from the nature, extent and quality of the Adviser’s and RiverNorth’s services, and that the Adviser and RiverNorth have the ability to provide these services based on their respective experience, operations and current resources.

Investment Performance of the Fund. The Board reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Board utilized a report from Broadridge, an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value total return exceeded the average and median returns for funds in the Lipper CE Income & Preferred Fund Index, as assigned by Lipper, Inc. for the 1-year period ended June 30, 2017.

Fees and Expenses. The Board considered the fees payable under the Advisory Agreements. The Board reviewed the information compiled by Broadridge comparing the Fund’s contractual management fee rates (on common assets) and actual management fee rates (including any fee waivers), both on a leveraged and unleveraged basis, to other peer group funds in the Broadridge expense group, as well as comparisons to other closed end funds advised by the Adviser. It was noted that the Adviser’s management fee and the Fund’s expense ratio were both above the median of the peer funds. The Directors also noted that the total management fee was within the range of the peer group and only a few basis points above the peer group median management rate; while the Fund’s expense ratio was higher than the peer funds. The Board considered the fact that other funds in the peer group benefited from economies of scale, as the Fund had approximately half the assets of the median of its peer group, as well as the fact that the Broadridge report included as part of the Fund’s management fee the administrative fees paid to ALPS, its affiliate, for administrative and accounting services. The Board acknowledged that similar administration fees were not included in each of the peer funds’ management fees shown in the Broadridge report and, accordingly, the services provided to the Fund under the management fee shown was greater than some of the peer funds. Further, the Board noted the Fund’s management fee was in-line with other closed end funds advised by the Adviser.

In relation to the Fund’s expenses, the Board noted that the fact that the Adviser and RiverNorth had a limited ability to control the Fund’s other expenses, which were higher as a percentage of assets than its peers due primarily to the fact that most other Fund expenses were not charged on an asset-level basis. In considering whether the implementation of a fee waiver was appropriate, the Board considered the fact that the Adviser had not yet made a profit from its relationship with the Fund (even when considering its affiliate’s relationships) and the fact that it would be unlikely that the Fund would be able to find another high quality adviser that would be willing to implement such a waiver in a similar situation.

The Directors considered that the fee to be paid to RiverNorth was paid out of the fees paid to the Adviser and that no separate fee for sub-advisory services would be charged to the Fund. The Directors also considered that fees charged by RiverNorth to the Adviser were in-line or below most other accounts managed by RiverNorth using similar strategies. The Directors further considered the Adviser’s belief that the compensation payable to RiverNorth was reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund.

28	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Approval of Investment Advisory and Sub-Advisory Agreements

October 31, 2017 (Unaudited)

Profitability and Economies of Scale. The Directors reviewed the profitability information provided by the Adviser and RiverNorth and considered whether either firm had realized (or would be expected to realize) economies of scale related to their work with the Fund such that such economies should be shared with the Fund’s stockholders. In regards to the Adviser, the Board noted that the materials reflected that the Adviser’s work with the Fund was not profitable (even when considering its affiliated relationships) from its work with the Fund. The Board noted that RiverNorth reported a modest profit from its relationship with the Fund, which, as a percentage of revenue, was in line with other of the firm’s clients and not at an unreasonable level. With respect to whether assets had already risen, or would be expected to increase, to a level such that economies of scale might be realized by the Adviser and RiverNorth, the Board considered the each firm’s view that the Fund’s closed-end structure limited the likelihood of significant future increases in the Fund’s asset levels which would reach the point where the imposition of breakpoints in the management fees would be appropriate. The Board also noted that Fund’s rights offering that it was about to commence would not materially affect the Board’s deliberations on these factors. Accordingly, in consideration of each firm’s profitability levels and the improbability that either firm would benefit from significant economies of scale, the Board agreed that the fees charged by the Adviser and RiverNorth related to the Fund remained appropriate.

Indirect Benefits. The Board considered any ancillary or indirect benefits that could accrue to the Adviser or RiverNorth as a result of their relationships with the Fund. The Directors considered details related to certain marketing services provided by the Adviser, as well as related to services that affiliates of the Adviser provided to the Fund: ALPS Fund Services, Inc. (“ALPS”) served as the Fund’s administrator and accountant, and DST Systems, Inc. (“DST” or the “Plan Administrator”), the parent company of the Adviser and ALPS, served as the Fund’s transfer agent. The Board also considered RiverNorth did not expect to receive any such ancillary benefits beyond reputational benefits related to its role with Fund. The Board concluded that the benefits accruing to the Adviser and RiverNorth by virtue of their relationships to the Fund appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services provided by the Adviser and RiverNorth, the Board concluded that the level of fees to be paid to each of the Adviser and RiverNorth was reasonable.

Conclusion. Having requested and received such information from each of the Adviser and RiverNorth as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the structures were reasonable and that renewal of the Advisory Agreements were in the best interests of the Fund and its stockholders.

Annual Report | October 31, 2017	29

RiverNorth Opportunities Fund, Inc.	Dividend Reinvestment Plan

October 31, 2017 (Unaudited)

RiverNorth Opportunities Fund, Inc. (the “Fund”) has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s shares of common stock (the “Common Shares”) elects to receive cash by contacting (the Plan Administrator), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

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RiverNorth Opportunities Fund, Inc.	Dividend Reinvestment Plan

October 31, 2017 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at Mail Stop: RiverNorth Opp, 430 West 7th Street, Kansas City, MO 64105-1407.

Annual Report | October 31, 2017	31

RiverNorth Opportunities Fund, Inc.	Report of Independent Registered Public Accounting Firm

October 31, 2017

To the Shareholders and Board of Directors of
RiverNorth Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of RiverNorth Opportunities Fund, Inc. (the “Fund”) as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverNorth Opportunities Fund, Inc. as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 28, 2017

32	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Directors and Officers

October 31, 2017 (Unaudited)

INDEPENDENT DIRECTORS

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2020. Has served since 2013.	Partner, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015); Business Unit Head, Transamerica Asset Management (2006 to 2012).	6	Eagle Mutual Funds (9 funds) (2016 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present); Director, Chairman, Transamerica Funds (120 funds) (2006 to 2012).
J. Wayne Hutchens (1944)	Director	Current term expires in 2020. Has served since 2013.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	1	ALPS Series Trust (9 funds) (2012 to present).

Annual Report | October 31, 2017	33

RiverNorth Opportunities Fund, Inc.	Directors and Officers

October 31, 2017 (Unaudited)

INDEPENDENT DIRECTORS

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John S. Oakes (1943)	Chairman and Director	Initial term expires in 2018. Has served since 2013.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	6	RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present).
David M. Swanson (1957)	Director	Initial term expires in 2019. He has served since 2013.	Founder & Managing Partner of SwanDog Strategic Marketing since 2006, Executive Vice President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	11	Managed Portfolio Series (28 funds) (2011 to present); Trustee, ALPS Variable Investment Trust (10 funds) (2006 to present).

34	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Directors and Officers

October 31, 2017 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Thomas A. Carter(5) (1966)	Director	Initial term expires in 2018. Has served since 2013.	Mr. Carter was previously the President and Director of the Adviser and ALPS Advisors, Inc. and President and Director of ALPS Portfolio Solutions Distributor, Inc., and Executive Vice President and Director of ALPS, ALPS Distributors and ALPS Holdings, Inc. (1994 to 2017.) Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.	11	ALPS Variable Investment Trust (10 funds); formerly of ALPS ETF Trust, 2008-2017 (21 funds); and Principal Real Estate Income Fund, 2012-2017 (1 fund).
Patrick W. Galley(6) (1975)	Director	Initial term expires in 2019. Has served since 2013.	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	6	RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present).

Annual Report | October 31, 2017	35

RiverNorth Opportunities Fund, Inc.	Directors and Officers

October 31, 2017 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Jeremy May (1970)	President	Has served since 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and President and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Chairman and Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	N/A	N/A
Patrick D. Buchanan (1972)	Treasurer	Has served since 2015.	Mr. Buchanan is Vice President of the Adviser. Mr. Buchanan joined ALPS in 2007. Mr. Buchanan is also Treasurer of the ALPS ETF Trust, ALPS Variable Investment Trust and Principal Real Estate Income Fund.	N/A	N/A

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RiverNorth Opportunities Fund, Inc.	Directors and Officers

October 31, 2017 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Erin D. Nelson (1977)	Chief Compliance Officer	Has served since 2015.	Erin Nelson became Senior Vice-President and Chief Compliance Officer of the Adviser on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of the Adviser since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Ms. Nelson is also the CCO of Red Rocks Capital, LLC, ALPS ETF Trust, ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and Principal Real Estate Income Fund.	N/A	N/A
Christopher A. Moore (1984)	Secretary	Has served since 2017.	Mr. Moore has been Vice President and Senior Counsel of ALPS Fund Services, Inc. since 2016. Prior to joining ALPS, Mr. Moore served as an associate at Thompson Hine LLP from 2013-2016 and as Corporate Counsel at DSW, Inc. from 2012-2013. He also served as a certified public accountant for Ernst & Young from 2007-2009 and as an internal auditor for JSJ Inc. in 2007. Mr. Moore is also the Assistant Secretary of the Griffin Institutional Access Credit Fund and Griffin Institutional Access Real Estate Fund.	N/A	N/A

Annual Report | October 31, 2017	37

RiverNorth Opportunities Fund, Inc.	Directors and Officers

October 31, 2017 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Allen G. French (1959)	Assistant Secretary	Has served since 2017.	Mr. French has been Assistant Vice President and Paralegal Manager since June 2017, and Senior Investment Company Act Paralegal from September 2016 to May 2017 of ALPS Fund Services, Inc. Prior to that Mr. French was Manager, Investment Company Act Products, Transamerica Asset Management, Inc. from 2015 to 2016; Senior Paralegal, ALPS Fund Services, Inc. from 2012 to 2015; and Legal Operations Manager, Old Mutual Capital, Inc. from 2006 to 2012. Mr. French is also the Assistant Secretary of the RiverNorth Funds.	N/A	N/A
Andrew P. Meloni (1969)	Assistant Treasurer	Has served since 2016.	Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007. Mr. Meloni is also Assistant Treasurer to the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. ALPS ETF Trust, ALPS Variable Investment Trust, and Principal Real Estate Income Fund.	N/A	N/A

(1)	After a Director’s initial term, each Director is expected to serve a three-year term.

(2)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

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RiverNorth Opportunities Fund, Inc.	Directors and Officers

October 31, 2017 (Unaudited)

For Mr. Galley, Mr. J. Carter and Mr. Oakes, the Fund complex consists of the Fund (1 Fund), RiverNorth Marketplace Lending Corporation (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), and the RiverNorth Funds (3 Funds). For Mr. Swanson, the Fund complex consists of the Fund (1 Fund) and the ALPS Variable Investment Trust (10 Funds). For Mr. Thomas Carter, the Fund complex consists of the Fund (1 Fund), and the ALPS Variable Investment Trust (10 Funds). For Mr. Hutchens, the Fund complex consists of the Fund (1 Fund).

(3)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Director. Only includes public company directorships.

(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.

(5)	Mr. T. Carter is considered to be an “Interested Director” because of his former affiliation with the Adviser.

(6)	Mr. Galley is considered to be an “Interested Director” because of his affiliation with the Sub-Adviser.

(7)	“Interested Directors” refers to those Directors who constitute “interested persons” of the Fund as defined in the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-855-830-1222.

Annual Report | October 31, 2017	39

RiverNorth Opportunities Fund, Inc.	Additional Information

October 31, 2017 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without a charge, upon request, by contacting the Fund at 1-855-830-1222 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N–Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-830-1222, (2) on the Fund’s website located at http://www.rivernorthcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act and the related rules adopted there under. A Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the twelve months ended October 31, 2017
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.69343	$1.10933	$0.08724	$1.89000

Percentage of the Total Cumulative Distributions for the twelve months ended October 31, 2017
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
36.69%	58.69%	4.62%	100.00%

40	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Additional Information

October 31, 2017 (Unaudited)

SHAREHOLDER MEETING RESULTS

On September 15, 2017, the Fund held its Annual Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Directors of the Fund, each to hold office for the term indicated or until their successors are duly elected and qualified.

Election of John K. Carter as a Director of the Fund to a three-year term to expire at the Fund’s 2020 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

	Number of Shares	% of Shares Voted
For	2,864,998.071	98.002%
Withheld	58,426.929	1.998%
Total	2,923,425.000	100.000%

Election of J. Wayne Hutchens as a Director of the Fund to a three-year term to expire at the Fund’s 2020 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

	Number of Shares	% of Shares Voted
For	2,865,598.146	98.022%
Withheld	57,826.854	1.978%
Total	2,923,425.000	100.000%

UNAUDITED TAX INFORMATION

The Fund designated the following for federal income tax purposes for the year ended October 31, 2017:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Opportunities Fund	$1,500	$30,354

Tax-Exempt Percentage
RiverNorth Opportunities Fund	0.12%

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2016, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Opportunities Fund	-	7.08%

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

Annual Report | October 31, 2017	41

RiverNorth Opportunities Fund, Inc.	Additional Information

October 31, 2017 (Unaudited)

DATA PRIVACY POLICIES AND PROCEDURES

Policy Statement: The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from customers, through application forms or otherwise, and information about customers’ Fund transactions will be collected.

●	None of such information about customers (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place and designed to protect the confidentiality and properly disposal of such information.

●	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

For more information about the Fund’s privacy policies call (855) 830-1222.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and maintains custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

42	www.rivernorthcef.com

Intentionally Left Blank

RiverNorth Capital Management, LLC

325 N. LaSalle Street, Suite 645

Chicago, IL 60654

Secondary market support provided to the Fund by ALPS Advisors Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the fiscal period December 24, 2015 (Fund’s inception) to October 31, 2016 and the fiscal year ended October 31, 2017 for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $19,000 and $19,000, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal period December 24, 2015 (Fund’s inception) to October 31, 2016 and the fiscal year ended October 31, 2017 for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $10,000 and $10,000, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal period December 24, 2015 (Fund’s inception) to October 31, 2016 and the fiscal year ended October 31, 2017 for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $5,000 and $5,000, respectively. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: The aggregate fees billed for the fiscal period December 24, 2015 (Fund’s inception) to October 31, 2016 and the fiscal year ended October 31, 2017 for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item was $0 and $3,000, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal period December 24, 2015 (Fund’s inception) to October 31, 2016 and the fiscal year ended October 31, 2017 were $0 and $0, respectively. For the fiscal period December 24, 2015 (Fund’s inception) to October 31, 2016 and the fiscal year ended October 31, 2017, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of the date of this report

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Patrick W. Galley, CFA	Director and Portfolio Manager (since inception)	Manager and Chief Investment Officer, RiverNorth Capital Management (since 2004); President and Trustee, RiverNorth Funds (since 2006); President and Director, RiverNorth Marketplace Lending Corporation (since 2016); President and Director, RiverNorth/Double Line Strategic Opportunities Fund, Inc. (since 2016); Manager, RiverNorth Financial Holdings, LLC (since 2014); Director, RiverNorth Holding Co. (since 2009).
Stephen O’Neill, CFA	Portfolio Manager (since inception)	Portfolio Manager, RiverNorth Capital Management (since 2007).

Patrick W. Galley, CFA

Mr. Galley is the Fund’s co-portfolio manager. Mr. Galley is the Chief Investment Officer for the Subadviser. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at the Subadviser. Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining the Subadviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA

Mr. O’Neill is the Fund’s other co-portfolio manager. Mr. O’Neill is a Portfolio Manager for the Subadviser. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining the Subadviser in 2007, he was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in finance and a minor in economics. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

(a)(2)	As of October 31, 2017, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Patrick W. Galley, CFA	10	$3.28b	3	$310m*	2	$46.4m
Stephen O’Neill, CFA	9	$3.08b	2	$299m*	2	$46.4m

*	Subject to incentive fee

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Mr. Galley’s and Mr. O’Neill’s total compensation which is paid by the Subadviser (and not the Fund) includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory investments in the Fund.  The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Subadviser from managing the Fund and other investment accounts.  The performance bonus reflects individual performance and the performance of the Subadviser’s business as a whole.  Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Subadviser.

(a)(4)	Dollar Range of Securities Owned as of October 31, 2017.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Patrick W. Galley, CFA	$500,001 - $1,000,000
Stephen O’Neill, CFA	$500,001 - $1,000,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERNORTH OPPORTUNITIES FUND, INC.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 8, 2018

By:	/s/ Patrick D, Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	January 8, 2018